HELIX ENERGY SOLUTIONS



Third Quarter 2019 Conference Call

October 22, 2019

Forward-Looking Statements

This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding our strategy; any statements regarding visibility and future utilization; any projections of financial items; any statements regarding future operations expenditures; any statements regarding the plans, strategies and objectives of management for future operations; any statements regarding our ability to enter into and/or perform commercial contracts; any statements concerning developments; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause results to differ materially from those in the forward-looking statements, including but not limited to market conditions; results from acquired properties; demand for our services; the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays, which include delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; our ultimate ability to realize current backlog; employee management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including our most recently filed Annual Report on Form 10-K and in our other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements except as required by the securities laws.

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Presentation Outline



Executive Summary


SIEM HELIX 1

Executive Summary

($ in millions, except per share data, unaudited)	Three Months Ended			Nine Months Ended	
	9/30/19	9/30/18	6/30/19	9/30/19	9/30/18
Revenues	$ 213	$ 213	$ 202	$ 581	$ 581
Gross profit	$ 55	$ 52	$ 40	$ 111	$ 108
	26%	24%	20%	19%	19%
Net income	$ 32	$ 27	$ 17	$ 50	$ 42
Diluted earnings per share	$ 0.21	$ 0.18	$ 0.11	$ 0.33	$ 0.29
Adjusted EBITDA[1]					
Business segments	$ 76	$ 73	$ 61	$ 175	$ 170
Corporate, eliminations and other	(10)	(14)	(11)	(28)	(32)
Adjusted EBITDA	$ 66	$ 59	$ 50	$ 147	$ 138
Cash and cash equivalents	$ 286	$ 325	$ 261	$ 286	$ 325
Cash flows from operating activities	$ 57	$ 63	$ 67	$ 90	$ 151

[1] Adjusted EBITDA is a non-GAAP financial measure. See non-GAAP reconciliations on slide 25.

Executive Summary

Highlights

Q3 2019

- Net income of $32 million, $0.21 per diluted share, compared to $17 million, $0.11 per diluted share, in Q2 2019 and $27 million, $0.18 per diluted share, in Q3 2018
- Adjusted EBITDA[1] of $66 million compared to $50 million in Q2 2019 and $59 million in Q3 2018
- Operating cash flow of $57 million compared to $67 million in Q2 2019 and $63 million in Q3 2018
- Free Cash Flow[1] of $39 million compared to $54 million in Q2 2019 and $50 million in Q3 2018

Q3 2019 Year to date

- Net income of $50 million, $0.33 per diluted share, compared to $42 million, $0.29 per diluted share, in the same period in 2018
- Adjusted EBITDA[1] of $147 million compared to $138 million in the same period in 2018
- Operating cash flow of $90 million compared to $151 million in the same period in 2018
- Free Cash Flow[1] of $47 million compared to $95 million in the same period in 2018

[1] Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures. See non-GAAP reconciliations on slide 25.

Executive Summary

Operations

- Well Intervention
  - Utilization of 97% across the well intervention vessel fleet
    - 95% in the GOM
    - 96% in the North Sea
    - 99% in Brazil
  - 15K IRS utilization 79%; 10K IRS idle during quarter
- Robotics
  - Robotics chartered vessels utilization 96%, including 149 vessel trenching days and 28 spot vessel days
  - ROVs, trenchers and ROVDrill utilization 44%
- Production Facilities
  - Helix Producer 1 – operated at full rates during quarter
  - Nominal production benefit

Executive Summary

Balance Sheet

- Cash and cash equivalents of $286 million at 9/30/19
- Liquidity[1] of approximately $459 million at 9/30/19
- Long-term debt[2] of $413 million at 9/30/19 compared to $424 million at 6/30/19
- Net debt[3] of $127 million at 9/30/19 compared to $163 million at 6/30/19

[1] Liquidity is calculated as the sum of cash and cash equivalents ($286 million) plus available capacity under our revolving credit facility ($173 million)
[2] Net of unamortized discounts and issuance costs
[3] Net debt is calculated as long-term debt ($413 million) less cash and cash equivalents ($286 million)

Operational Highlights by Segment



Business Segment Results

($ in millions, unaudited)	Three Months Ended						Nine Months Ended			
	9/30/19		9/30/18		6/30/19		9/30/19		9/30/18	
Revenues										
Well Intervention	$ 170		$ 155		$ 159		$ 451		$ 446	
Robotics	52		54		45		136		120	
Production Facilities	14		16		16		45		48	
Intercompany Eliminations	(23)		(12)		(18)		(51)		(33)	
Total	$ 213		$ 213		$ 202		$ 581		$ 581	
Gross profit (loss), %										
Well Intervention	$ 41	24%	$ 38	24%	$ 30	19%	$ 85	19%	$ 94	21%
Robotics	11	21%	8	15%	5	11%	14	11%	(5)	-4%
Production Facilities	3	25%	7	43%	5	31%	13	29%	21	44%
Eliminations and other	-		(1)		-		(1)		(2)	
Total	$ 55	26%	$ 52	24%	$ 40	20%	$ 111	19%	$ 108	19%

Third Quarter 2019

- Well Intervention achieved 97% utilization across the vessel fleet
- Robotics achieved 96% utilization on chartered vessel fleet; 44% utilization of ROVs, trenchers and ROVDrill

Well Intervention – GOM

Gulf of Mexico

- Q5000 – 93% utilized in Q3 performing 15K intervention work for BP, completing its annual commitment on September 27; commenced abandonment activities for the second of four Droshky wells owned by Helix
- Q4000 – 97% utilized in Q3; completed the abandonment of the first of four Droshky wells owned by Helix; performed production enhancement on one well for one customer; commenced a five-well production enhancement campaign for another customer
- 15K IRS rental unit – 79% utilized in Q3 performing intervention work for BP on the Q5000
- 10K IRS rental unit – system idle in Q3



Q5000



Q4000

Well Intervention – North Sea

North Sea

- Well Enhancer – 100% utilized in Q3; operational in light well intervention mode for one customer performing abandonment operations and production enhancement on seven wells
- Seawell – 92% utilized in Q3; operational for four customers primarily performing light well intervention work scopes on six wells; seven day idle period between projects during the quarter



Well Enhancer



Seawell

Well Intervention – Brazil

Brazil

- Siem Helix 1 – 100% utilized in Q3; performed workover and production enhancement operations on two wells
- Siem Helix 2 – 99% utilized in Q3; performed workover and production enhancement operations on four wells and abandonment scope on one well



HELIX

Siem Helix 1



HELIX

Siem Helix 2

Robotics

- Chartered vessel fleet 96% utilized (including spot vessels) in Q3; ROVs, trenchers and ROVDrill 44% utilized
- Grand Canyon (North Sea) – 100% utilized in Q3 performing trenching operations
- Grand Canyon II (Asia Pacific) – 100% utilized in Q3 performing ROV support projects for three customers, including 60 days of wind farm work in Taiwan
- Grand Canyon III (North Sea) – 87% utilized in Q3, including 57 days of trenching operations and 23 days of ROV support
- Spot Vessels – 28 days of spot vessel utilization on the Ross Candies in GOM during Q3
- Trenching – 149 days of vessel trenching operations during Q3; 92 days trenching on third-party vessel



ROV



Grand Canyon II

Utilization



100%
80%
60%
40%
20%
0%
97%
94%
91%
96%
92%
98%
44%
41%
42%
Well Intervention Vessels
Robotics Support Vessels
ROVs, Trenchers and ROVDrill
Q3 2019
Q2 2019
Q3 2018

Well Intervention Vessels

- Q5000
- Q4000
- Seawell
- Well Enhancer
- Siem Helix 1[1]
- Siem Helix 2[1]

Robotics Support Vessels

- Grand Canyon[1]
- Grand Canyon II[1]
- Grand Canyon III[1]
- Spot vessels[1]

ROVs, Trenchers and ROVDrill

- 46 ROVs[2]
- 1 ROVDrill unit[2]
- 4 Trenchers[2]

[1] Chartered vessel
[2] One trencher retired in Q2 2019; one ROV retired in Q3 2018; one ROV and one ROVDrill retired in Q4 2018

Key Financial Metrics


GRAND CANYON III

Debt Instrument Profile

Total funded debt[1] of $446 million at 9/30/19

- $125 million Convertible Senior Notes due 2022 – 4.25%
- $125 million Convertible Senior Notes due 2023 – 4.125%
- $34 million Term Loan – LIBOR + 3.25%
  - Quarterly amortization payments of $0.9 million with a final balloon payment of $27 million at maturity in Q4 2021
- $64 million MARAD Debt – 4.93%
  - Semi-annual amortization payments
- $98 million Q5000 Loan – LIBOR + 2.50%[2]
  - Quarterly amortization payments of approximately $8.9 million with a final balloon payment of $80 million at maturity in Q2 2020

Principal Payment Schedule at 9/30/19
($ in millions)


$150
$100
$50
$0
$10
$100
$37
$133
$133
$33
2019
2020
2021
2022
2023
2024-2027
MARAD
Term Loan
Q5000 Loan
CSN 2022
CSN 2023

[1] Excludes unamortized debt discounts and debt issuance costs
[2] We have fixed through April 2020 the LIBOR interest rate on 75% of the Q5000 Loan at 1.51% utilizing interest rate swaps

Debt & Liquidity Profile



$1,200
$800
$400
$0
($ in millions)
$554
$76
$537
$61
$749
$255
$626
$269
$496
$229
$440
$161
$413
$127
12/31/13
12/31/14
12/31/15
12/31/16
12/31/17
12/31/18
9/30/19
LT Debt1
Net Debt2
Liquidity3

Liquidity[3] of approximately $459 million at 9/30/19

1 Long-term debt is net of unamortized debt issuance costs and discount of our Convertible Senior Notes due 2022, Convertible Senior Notes due 2023 and Convertible Senior Notes due 2032 (Convertible Senior Notes due 2032 were extinguished in 2018)

2 Net debt is calculated as long-term debt less cash and cash equivalents

3 Liquidity is calculated as the sum of cash and cash equivalents plus available capacity under our revolving credit facility

2019 Outlook



2019 Outlook: Forecast

	Outlook	Actual
Revenues	$ 730 - 760	$ 740
Adjusted EBITDA[1,2]	172 - 184	162
Capital Additions[3]	~ 150	135
Revenue Split:		
Well Intervention	$ 575 - 595	$ 561
Robotics	165 - 175	159
Production Facilities[2]	~ 60	64
Eliminations	~ (70)	(44)
Total	$ 730 - 760	$ 740

Key remaining 2019 forecast assumptions:

- Siem Helix 1 & 2 – stable operating performance; vessel maintenance deferred to 2020
- Q4000 and Q5000 – strong utilization in the fourth quarter
- Seawell and Well Enhancer – expected utilization through November

[1] 2019 Outlook and 2018 Actuals include an approximate $20 million reduction in EBITDA for mobilization costs paid in 2016-2017 for the Brazil contracts and expensed over the term of the contracts

[2] 2019 Outlook includes nominal benefit from oil and gas production related to the Droshky acquisition

[3] Includes capitalized interest and regulatory certification costs for our vessels and systems

2019 Outlook: Well Intervention

- Total backlog at September 30, 2019 was approx. $0.8 billion, including $0.6 billion for Well Intervention
- Gulf of Mexico
  - Q4000 – contracted backlog through November with opportunities identified and high utilization expected for the remainder of 2019
  - Q5000 – performing abandonment work on Helix-owned Droshky well; contracted backlog into November with opportunities identified and high utilization expected for the remainder of 2019
  - 15K IRS rental unit – undergoing maintenance and unavailable until first quarter of 2020
  - 10K IRS rental unit – available in spot market
- North Sea
  - Seawell and Well Enhancer – contracted backlog with five customers and identified opportunities into December
  - Q7000 – vessel is in final phase of completion and expected to begin its transit in November from the shipyard in Singapore to West Africa
- Brazil
  - Siem Helix 1 and 2 – working for Petrobras; scheduled maintenance for both vessels deferred until 2020

2019 Outlook: Robotics

- Grand Canyon (North Sea) – expected to perform trenching work through scheduled return of the vessel in Q4 2019
- Grand Canyon II (Asia Pacific) – good utilization expected over the reminder of 2019
- Grand Canyon III (North Sea) – trenching work into October; identified opportunities for the remainder of 2019
- Ross Candies – secured two projects for the vessel in Q4 and continue to pursue other spot market opportunities

2019 Outlook: Capital Additions & Balance Sheet

2019 Capital additions are currently forecasted at approximately $150 million, consisting of the following:

- Growth Capex – $125 million[1] related to completion of the Q7000 and related intervention system:
  - $122 million for the Q7000, including a $69 million shipyard payment
  - $3 million for intervention system
- Maintenance Capex – $25 million for vessel and intervention system maintenance, including regulatory certification costs on our vessels and systems for the Seawell, Well Enhancer and Helix Producer I incurred in Q1
- Capital additions for the remainder of 2019 expected to be $82 million

Balance Sheet

- Our total funded debt[2] level is expected to decrease by $10 million (from $446 million at September 30, 2019 to $436 million at December 31, 2019) as a result of scheduled principal payments

[1] Includes capitalized interest

[2] Excludes unamortized discounts and issuance costs

Non-GAAP Reconciliations



HELIX

Non-GAAP Reconciliations

($ in thousands, unaudited)	Three Months Ended			Nine Months Ended		Twevle Months Ended
	9/30/19	9/30/18	6/30/19	9/30/19	9/30/18	12/31/18
Adjusted EBITDA:						
Net income	$ 31,622	$ 27,121	$ 16,823	$ 49,763	$ 42,345	$ 28,598
Adjustments:						
Income tax provision	3,539	841	2,876	6,739	1,226	2,400
Net interest expense	1,901	3,249	2,205	6,204	10,744	13,751
Loss on extinguishment of long-term debt	-	2	18	18	1,183	1,183
Other (income) expense, net	2,285	709	1,311	2,430	3,225	6,324
Depreciation and amortization	27,908	27,680	28,003	84,420	83,339	110,522
Non-cash loss on equity investment	-	-	-	-	-	3,430
EBITDA	$ 67,255	$ 59,602	$ 51,236	$ 149,574	$ 142,062	$ 166,208
Adjustments:						
Gain on disposition of assets, net	$ -	$ (146)	$ -	$ -	$ (146)	$ (146)
Realized losses from FX contracts not designated as hedging instruments	(982)	(820)	(912)	(2,763)	(2,316)	(3,224)
Other than temporary loss on note receivable	-	-	-	-	(1,129)	(1,129)
Adjusted EBITDA	$ 66,273	$ 58,636	$ 50,324	$ 146,811	$ 138,471	$ 161,709
Free cash flow:						
Cash flows from operating activities	$ 57,316	$ 63,161	$ 66,807	$ 89,877	$ 150,827	$ 196,744
Less: Capital expenditures, net of proceeds from sale of assets	(18,153)	(13,437)	(13,303)	(43,086)	(55,406)	(137,058)
Free cash flow	$ 39,163	$ 49,724	$ 53,504	$ 46,791	$ 95,421	$ 59,686

We define EBITDA as earnings before income taxes, net interest expense, gain or loss on extinguishment of long-term debt, net other income or expense, and depreciation and amortization expense. Non-cash losses on equity investments are also added back if applicable. To arrive at our measure of Adjusted EBITDA, we exclude the gain or loss on disposition of assets, if any. In addition, we include realized losses from foreign currency exchange contracts not designated as hedging instruments and other than temporary loss on note receivable, which are excluded from EBITDA as a component of net other income or expense. We define free cash flow as cash flows from operating activities less capital expenditures, net of proceeds from sale of assets. We use EBITDA and free cash flow to monitor and facilitate internal evaluation of the performance of our business operations, to facilitate external comparison of our business results to those of others in our industry, to analyze and evaluate financial and strategic planning decisions regarding future investments and acquisitions, to plan and evaluate operating budgets, and in certain cases, to report our results to the holders of our debt as required by our debt covenants. We believe that our measures of EBITDA and free cash flow provide useful information to the public regarding our operating performance and ability to service debt and fund capital expenditures and may help our investors understand and compare our results to other companies that have different financing, capital and tax structures. Other companies may calculate their measures of EBITDA, Adjusted EBITDA and free cash flow differently from the way we do, which may limit their usefulness as comparative measures. EBITDA, Adjusted EBITDA and free cash flow should not be considered in isolation or as a substitute for, but instead are supplemental to, income from operations, net income, cash flows from operating activities, or other income or cash flow data prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions that are excluded from these measures.



Thank you

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